                                                                    Exhibit 10.2


                       XM SATELLITE RADIO HOLDINGS INC.












                          --------------------------
                             AMENDED AND RESTATED
                              REGISTRATION RIGHTS
                                   AGREEMENT
                          --------------------------

                                August 8, 2000

                               TABLE OF CONTENTS

Article I.    DEFINITIONS..................................................................    2
             Section 1.1      Definitions..................................................    2
                              -----------

Article II.   REGISTRATION RIGHTS..........................................................    6
             Section 2.1      Demand Registrations.........................................    6
                              --------------------
             Section 2.2      Shelf Registration...........................................   11
                              ------------------
             Section 2.3      Piggyback Registration Rights................................   12
                              -----------------------------
             Section 2.4      Registration Procedures......................................   13
                              -----------------------
             Section 2.5      Hold-Back Agreements.........................................   16
                              --------------------
             Section 2.6      Black-Out Periods for Registration Statements................   16
                              ---------------------------------------------
             Section 2.7      Motient Rights...............................................   17
                              --------------

Article III.  INDEMNIFICATION AND CONTRIBUTION.............................................   18
             Section 3.1      Indemnification by the Company...............................   18
                              ------------------------------
             Section 3.2      Indemnification by Holders...................................   18
                              --------------------------
             Section 3.3      Conduct of Indemnification Proceedings.......................   19
                              --------------------------------------
             Section 3.4      Contribution.................................................   19
                              ------------

Article IV.   MISCELLANEOUS................................................................   20
             Section 4.1      Rule 144.....................................................   20
                              --------
             Section 4.2      Specific Performance.........................................   20
                              --------------------
             Section 4.3      Amendments and Waivers.......................................   20
                              ----------------------
             Section 4.4      Notices......................................................   21
                              -------
             Section 4.5      Transfers....................................................   21
                              ---------
             Section 4.6      Execution in Counterparts....................................   21
                              -------------------------
             Section 4.7      GOVERNING LAW; CHOICE OF FORUM; JURY TRIAL WAIVER............   22
                              -------------------------------------------------
             Section 4.8      Severability.................................................   22
                              ------------
             Section 4.9      Headings.....................................................   22
                              --------
             Section 4.10     No Inconsistent Agreement....................................   22
                              -------------------------
             Section 4.11     Further Assurances...........................................   23
                              ------------------
             Section 4.12     Entire Agreement.............................................   23
                              ----------------

               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

          This AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this

"Agreement"), dated as of August 8, 2000, is hereby entered into by and among XM
 ---------
Satellite Radio Holdings Inc., a corporation duly organized under the laws of the State of Delaware (the "Company"); Motient Corporation, a corporation duly
                            -------
organized under the laws of the State of Delaware ("Motient"); the Baron Asset
                                                    -------
Fund series ("Baron Asset") and the Baron iOpportunity Fund series ("Baron
              -----------                                            -----
iOpportunity") of Baron Asset Fund, a business trust organized under the laws of
------------
the Commonwealth of Massachusetts, and the Baron Capital Asset Fund series ("Baron Capital" and collectively with Baron Asset and Baron iOpportunity,
 --------------
"Baron") of Baron Capital Funds Trust, a business trust organized under the laws
 -----
of the State of Delaware; Clear Channel Investments, Inc., a corporation duly organized under the laws of the State of Nevada ("Clear Channel"); Columbia XM
                                                  -------------
Radio Partners, LLC, a limited liability company duly organized under the laws of the Commonwealth of Virginia ("Columbia Radio Partners"); DIRECTV
                                  -----------------------
Enterprises, Inc. a corporation duly organized under the laws of the State of Delaware ("DIRECTV"); General Motors Corporation, a corporation duly organized
           -------
under the laws of the State of Delaware ("GM"); Madison Dearborn Capital
                                          --
Partners III, L.P., ("Madison Capital"), Madison Dearborn Special Equity III,
                      ---------------
L.P. ("Madison Equity") and Special Advisors Fund I, LLC ("Madison Advisors"
       --------------                                      ----------------
and, collectively with Madison Capital and Madison Equity, each an entity duly organized under the laws of the State of Delaware, "Madison"); Telcom-XM
                                                    -------
Investors, L.L.C., a limited liability company duly organized under the laws of the State of Delaware ("Telcom"); AEA XM Investors I LLC and AEA XM Investors II
                        ------
LLC, each a limited liability company duly organized under the laws of the State of Delaware (individually or collectively "AEA XM"); Columbia XM Satellite
                                           ------
Partners III, LLC, a limited liability company duly organized under the laws of the Commonwealth of Virginia ("Columbia Satellite Partners"), Columbia Capital
                               ---------------------------
Equity Partners III (QP), L.P., a limited partnership duly organized under the laws of the State of Delaware ("Columbia Equity Partners", and collectively with
                                ------------------------
Columbia Radio Partners and Columbia Satellite Partners, "Columbia"), and
                                                          --------
American Honda Motor Co, Inc., a corporation duly organized under the laws of the State of California ("Honda"). Baron Asset, Clear Channel, Columbia Radio
                          -----
Partners, DIRECTV, GM, Madison and Telecom, each in its capacity as a holder of securities in the Company other than Series C Convertible Preferred Stock (as defined below) or Common Stock (as defined below) issuable upon conversion thereof, are collectively referred to herein as the "Original Investors." AEA
                                                     ------------------
XM, Baron, Columbia Satellite Partners, Columbia Equity Partners, Columbia Radio Partners, DIRECTV, Honda, Madison Capital and Madison Equity, each in its capacity as a holder of the Series C Convertible Preferred Stock or Common Stock issuable upon conversion thereof, are collectively referred to herein as the "Series C Investors." The Original Investors and the Series C Investors are
 ------------------
collectively referred to herein as the "Investors."  The Company, Motient, and
                                        ---------
the Investors are collectively referred to herein as the "Parties."
                                                          -------

                              W I T N E S S E T H
                              -------------------

          WHEREAS, the Original Investors (other than Baron Asset) and Motient made investments in the Company and now hold Class A Common Stock, Class B Common Stock and Series A Convertible Preferred Stock (each as hereafter defined);

          WHEREAS, the Series C Investors made an investment in the Company through the purchase of Series C Convertible Redeemable Preferred Stock, par value $.01 per share (the "Series C Convertible Preferred Stock"), pursuant to a
                           ------------------------------------
certain Stock Purchase Agreement, dated ______, 2000, by and among the Company and the Series C Investors (the "Series C Purchase Agreement");
                                 ---------------------------

          WHEREAS, the Company has agreed to execute this Agreement to provide the Investors and Motient with certain rights to cause the registration of the Class A Common Stock held by them or issuable upon conversion of their Class B Common Stock, Class C Common Stock or preferred stock of the Company;

          WHEREAS, Sony Electronics, Inc., a Delaware corporation ("Sony"), has
                                                                    ----
shelf and piggyback registration rights with respect to the shares of Class A Common Stock issuable upon exercise of the Company's Common Stock Purchase Warrant No. 1 issued to Sony (the "Sony Warrant"), which rights are to be pari
                                   ------------                           ----
passu to those of the Original Investors; and
-----

          WHEREAS, this Agreement is to amend and restate that certain Registration Rights Agreement, dated as of July 7, 1999, by and among the Company, Motient and the Original Investors (the "1999 Agreement").
                                                  --------------

          NOW, THEREFORE, in consideration of the foregoing and the promises and covenants contained herein, the Parties agree as follows:

                                   ARTICLE I.


                                  DEFINITIONS

     Section 1.1    Definitions.  Capitalized terms not otherwise defined herein
                    -----------
shall have the respective meanings ascribed to them in the Series C Purchase Agreement. The following terms, as used herein, have the following meanings:

          "Accredited Investor" has the meaning specified in Rule 501 of
           -------------------
Regulation D promulgated under the Securities Act.

          "Additional Demand Registration" has the meaning specified in Section
           -------------------------------
2.1(e).

          "Agreement" means this Amended and Restated Registration Rights
           ---------
Agreement (including any Schedules hereto), as it may from time to time be amended, supplemented or modified in accordance with its terms.

          "Baron" has the meaning specified in the Preamble.
           -----

          "Baron Asset" has the meaning specified in the Preamble.
           -----------

          "Baron iOpportunity" has the meaning specified in the Preamble.
           ------------------

          "Business Day" means any day other than a Saturday, Sunday or any
           ------------
other day on which commercial banks are authorized or required by law to be closed in New York City or the District of Columbia.

          "Capital Stock" means any and all of the Company's shares, interests,
           -------------
warrants, options, rights to acquire equity or equity-linked securities of the Company, participations or other equivalents (however designated, whether voting or non-voting) in equity of the Company, whether now outstanding or issued subsequently hereto, including, without limitation, all series and classes of Common Stock and preferred stock of the Company, and all convertible securities.

          "Class A Common Stock" means the Class A Common Stock, par value $0.01
           --------------------
per share, of the Company, having one (1) vote per share.

          "Class B Common Stock" means the Class B Common Stock, par value $0.01
           --------------------
per share, of the Company, having three (3) votes per share.

          "Class C Common Stock" means the Class C Common Stock, par value $0.01
           --------------------
per share, of the Company, having zero (0) votes per share.

          "Clear Channel" has the meaning specified in the Preamble.
           -------------

          "Columbia" has the meaning specified in the Preamble.
           --------

          "Columbia Equity Partners" has the meaning specified in the Preamble.
           ------------------------

          "Columbia Radio Partners" has the meaning specified in the Preamble.
           -----------------------

          "Columbia Satellite" has the meaning specified in the Preamble.
           ------------------

          "Commencement of Commercial Operations" means the commencement of
           -------------------------------------
commercial operations of XM Satellite Radio Inc. as publicly announced by it and as indicated in a filing by the Company with the Federal Communications Commission of which the Company shall notify the Investors.

          "Commission"  means the Securities and Exchange Commission or any
           ----------
other Federal agency at the time administering the Securities Act.

          "Common Stock" means all classes and series of the common stock of the
           ------------
Company, any stock into which such common stock shall have been changed or converted or any stock resulting from any capital reorganization or reclassification of such common stock, and all other stock of any class or classes (however designated) of the Company the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions of any shares entitled to preference.

          "Company" has the meaning specified in the Preamble.
           -------

          "Demand Registration" has the meaning specified in Section 2.1(a).
           -------------------

          "DIRECTV" has the meaning specified in the Preamble.
           -------

          "End of Suspension Notice"  has the meaning specified in Section
           ------------------------
2.6(b).

          "Exchange Act"  means the Securities Exchange Act of 1934, as amended,
           ------------
and the rules and regulations promulgated thereunder, all as the same shall be in effect at the time.

          "Fair Market Value"  means the price that would be paid in an arm's-
           -----------------
length transaction between an informed and willing seller under no compulsion to sell and an informed and willing buyer under no compulsion to buy. If there is any dispute as to the Fair Market Value of any security of the Company between the Investor who holds such security and the Company, the Fair Market Value of such security shall be determined by a firm of independent appraisers of national standing valuing such security on an as-converted basis.

          "GM" has the meaning specified in the Preamble.
           --

          "High Yield Debt" means secured or unsecured debt securities issued by
           ---------------
the Company or a subsidiary in a registered public offering or an offering to Qualified Institutional Buyers and/or institutional Accredited Investors under Rule 144A of the Securities Act of at least $50 million after the Series C Closing Date, with or without attached warrants or quasi-equity rights issued by the Company.

          "Holders" means each of Baron, Clear Channel, Columbia, DIRECTV, GM,
           -------
Madison, Telcom, AEA XM, Honda and Motient, severally, and any transferees of registration rights hereunder permitted pursuant to Section 4.5.

          "Honda" has the meaning specified in the Preamble.
           -----

          "Investors" has the meaning specified in the Preamble.
           ---------

          "January 15 Letter Agreements" means, collectively, (i) that certain
           ----------------------------
letter agreement between Motient, Baron Asset and WorldSpace and (ii) that certain letter agreement between Motient and WorldSpace, each such letter agreement dated as of January 15, 1999.

          "Losses" has the meaning specified in Section 3.1.
           ------

          "Madison" has the meaning specified in the Preamble.
           -------

          "Motient" has the meaning specified in the Preamble.
           -------

          "Managing Underwriters" has the meaning specified in Section 2.1(c).
           ---------------------

          "Person" means any individual, partnership, corporation, joint
           ------
venture, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

          "Piggyback Registration" has the meaning specified in Section 2.3(a).
           ----------------------

          "Qualified Institutional Buyer" has the meaning specified in Rule 144A
           -----------------------------
promulgated under the Securities Act.

          "Registrable Securities" means the shares of Class A Common Stock of
           ----------------------
the Company outstanding from time to time and those issued or issuable (i) upon conversion of the Series A Convertible Preferred Stock, (ii) upon conversion of the Class B Common Stock held by Motient, (iii) upon conversion of the Series C Convertible Preferred Stock, or (iv) upon conversion of the Class C Common Stock issuable upon conversion of the Series C Convertible Preferred Stock, that may be available for registration from time to time pursuant to the terms hereof; provided, however, that such securities shall cease to be Registrable Securities
--------  -------
when a Registration Statement with respect to the registration of such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of pursuant to such Registration Statement, or when such securities have been sold without restriction pursuant to Rule 144 under the Securities Act. All references to "Registrable Securities" held by a Holder shall include all Registrable Securities issuable to such Holder upon conversion of any Convertible Securities (as such term is defined in the Shareholders Agreement) held by such Holder.

          "Registration Statement" means a registration statement filed with the
           ----------------------
Commission pursuant to the Securities Act.

          "Securities Act" means the Securities Act of 1933, as amended, or any
           --------------
similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Series A Convertible Preferred Stock" means the Series A Convertible
           ------------------------------------
Preferred Stock, par value $1.00 per share, of the Company, having zero (0) votes per share.

          "Series A Holders" means each of Baron Asset, Clear Channel, Columbia
           ----------------
Radio Partners, DIRECTV, GM, Madison, Telcom and Motient, each in its capacity as a holder of securities of the Company other than the Series C Convertible Preferred Stock or Common Stock issuable upon conversion thereof, severally, and any transferees of registration rights permitted pursuant to Section 4.5.

          "Series B Convertible Preferred Stock" means the Series B Convertible
           ------------------------------------
Redeemable Preferred Stock, par value $.01 per share, of the Company having zero
(0) votes per share.

          "Series C Closing Date" means the date of closing under the Series C
           ---------------------
Purchase Agreement, or such later date as the Parties hereto shall mutually agree.

          "Series C Holders" means each of AEA XM, Baron, Columbia Satellite
           ----------------
Partners, Columbia Equity Partners, Columbia Radio Partners, DIRECTV, Honda, Madison Capital and Madison Equity, each in its capacity as a holder of the Series C Convertible Preferred Stock or Common Stock issuable upon conversion thereof, severally, and any transferees of registration rights permitted pursuant to Section 4.5.

          "Series C Convertible Preferred Stock" has the meaning specified in
           ------------------------------------
the Recitals, consisting of Series C Convertible Redeemable Preferred Stock, par value $.01 per share, such series having the same voting rights as the Common Stock determined on an as converted basis.

          "Series C Purchase Agreement" has the meaning specified in the
           ---------------------------
Recitals.

          "Shareholders Agreement" means that certain Amended and Restated
           ----------------------
Shareholders Agreement, dated on or about the date hereof, by and among the Parties hereto.

          "Shelf Registration" has the meaning specified in Section 2.2(a).
           ------------------

          "Sony" means Sony Electronics, Inc., a Delaware corporation.
           ----

          "Sony Warrant" has the meaning specified in the Recitals.
           ------------

          "Suspension Event" has the meaning specified in Section 2.6(a).
           ----------------

          "Suspension Notice" has the meaning specified in Section 2.6(b).
           -----------------

          "TCM Group" means Telcom, Columbia and Madison, collectively.
           ---------

          "Telcom" has the meaning specified in the Preamble.
           ------

          "Underwritten Offering"  has the meaning specified in Section 2.1(c).
           ---------------------

          "WorldSpace" means WorldSpace, Inc., a corporation duly organized
           ----------
under the laws of the State of Maryland.

                                  ARTICLE II.


                              REGISTRATION RIGHTS

     Section 2.1    Demand Registrations.  No Series A Holder shall have any
                    --------------------
right to exercise any of the demand registration rights granted herein until July 7, 2000. Except as set forth in Section 2.1(j), no Series C Holder shall have any right to exercise any of the demand registration rights granted herein until the date which is twelve (12) months after the Series C Closing Date.

     (a)  Right to Demand.
          ---------------

          (i)  Series A Holders.  At any time after July 7, 2000, any Series A
               ----------------
Holder may notify the Company that it intends to offer to or cause to be offered for public sale all or any portion of the Registrable Securities held by or issuable to it (a "Series A Holder Demand Registration"), then, subject to the
                   -----------------------------------
rights of the Company set forth in Section 2.1(b) and the registration rights of each other Holder set forth in Section 2.3, the Company will use its best efforts to cause such Registrable Securities as may be requested by such Series A Holder to be registered under the Securities Act, pursuant to a Registration Statement on such form as may then be available to the Company for sale in an underwritten offering or a non-underwritten offering, as elected by such Series A Holder, and to keep such Registration Statement effective until the earlier of: (x) the date six months from the date of effectiveness thereof, or (y) the date on which all of such Series A Holder's Registrable Securities registered thereunder are sold; provided, however, that
                                                       --------  -------
the requesting Series A Holder must request registration of Registrable Securities with a Fair Market Value, on the date of such request, of at least $10 million (unless the Fair Market Value of all of the Registrable Securities held by or issuable to such Series A Holder is less than $10 million, in which event all of the Registrable Securities held by or issuable to such Series A Holder must be included in such registration in order to effect such registration). Subject to the rights of each Holder as set forth in Section 2.1(e), each of Baron Asset, Clear Channel, DIRECTV, GM and the TCM Group (which, for purposes of this Section 2.1(a), shall be considered a single "Series A Holder" and which shall act at the direction of holders of a majority in interest of the Registrable Securities of such group) shall be entitled to one Series A Holder Demand Registration as provided herein, and Motient shall be entitled to two Series A Holder Demand Registrations as provided herein. The Company may postpone the filing of any Registration Statement required under this Section 2.1 for a reasonable period of time, not to exceed 120 days following receipt by the Company of the Series A Holder's request, if a Suspension Event (as hereinafter defined) has occurred and is continuing.

          (ii) Series C Holders. At any time after the date which is twelve (12)
               ----------------
months after the Series C Closing Date, the Series C Holders, acting as a class by written consent of the holders of at least twenty percent (20%) of the Series C Convertible Preferred Stock, may notify the Company that they intend to offer to or cause to be offered for public sale all or any portion of the Registrable Securities held by or issuable to them (a "Series C Holder Demand Registration,"
                                           -----------------------------------
and together with a Series A Holder Demand Registration, a "Demand
                                                            ------
Registration"), then, subject to the rights of the Company set forth in Section
------------
2.1(b) and the registration rights of each other Holder set forth in Section 2.3, the Company will use its best efforts to cause such Registrable Securities as may be requested by the Series C Holders to be registered under the Securities Act, pursuant to a Registration Statement on such form as may then be available to the Company for sale in an underwritten offering or a non-underwritten offering, as elected by the Series C Holders, and to keep such Registration Statement effective until the earlier of: (x) the date six months from the date of effectiveness thereof, or (y) the date on which all of the Series C Holders' Registrable Securities registered thereunder are sold; provided, however, that the Series C Holders must request registration of
--------  -------
Registrable Securities with a Fair Market Value, on the date of such request, of at least $10 million (unless the Fair Market Value of all of the Registrable Securities held by or issuable to the Series C Holders is less than $10 million, in which event all of the Registrable Securities held by or issuable to the Series C Holders must be included in such registration in order to effect such registration). Subject to the rights of each Holder as set forth in Section 2.1(e), the Series C Holders shall be entitled to two Series C Demand Registrations as provided herein. If the Series C Holder Demand Registration is requested by the holders of less than 100% of the Series C Convertible Preferred Stock, the Company shall send prompt written notice to the other holders of the Series C Convertible Preferred Stock, and if such other holders also notify the Company that they intend to offer to or cause to be offered for public sale all or any portion of the Registrable Securities held by or issuable to them, such other holders shall have an equal right to the original requesting holders to have Registrable Securities registered under the Securities Act. The Company may postpone the filing of any Registration Statement required under this
Section 2.1 for a reasonable period of time, not to exceed 120 days following receipt by the Company of the

Series C Holders' request, if a Suspension Event (as hereinafter defined) has occurred and is continuing.

     (b) Company Priority on Registration.  Notwithstanding any other provision
         --------------------------------
of this Agreement to the contrary, upon receipt by the Company of a request for a Demand Registration from a Holder (but not a Special Demand Registration, as defined in Section 2.1(j)), the Company shall have the right, within 30 days of receipt of such notice, to notify such Holder of the Company's intention to commence a primary public offering of securities for its own account (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 or any other similar rule of the Commission under the Securities Act is applicable) by the filing of a Registration Statement with the Commission and, in such a case, the Company shall not have any obligation to honor the request to register the shares held by such notifying Holder; in which event such request shall be deemed never to have been made; provided, however,
                                                            --------  -------
that the Company shall commence such public offering by the filing of such a Registration Statement within 60 days of so notifying that Holder. In addition, except as set forth in Section 2.1(j), the Company shall not be required to cause a Registration Statement demanded pursuant to this Section 2.1 to become effective prior to 120 days following the effective date of a Registration Statement initiated by the Company, if the request for registration has been received by the Company subsequent to the giving of written notice by the Company, made in good faith, to the Holders to the effect that the Company is commencing to prepare a company-initiated Registration Statement (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 or any other similar rule of the Commission under the Securities Act is applicable); provided, however, that the Company shall use
                                   --------  -------
its best efforts to achieve such effectiveness promptly.

     (c) Selection of Managing Underwriters.  The offering of Registrable
         ----------------------------------
Securities pursuant to any Registration Statement filed under this Article II shall be in the form of an underwritten offering ("Underwritten Offering"), if the Holders of a majority of the Registrable Securities requested to be registered in such offering so elect. In such event, the Company shall select one or more managing underwriters to act in connection with such Underwritten Offering (the "Managing Underwriters"), which Managing Underwriters shall be approved by the Holder initiating such offering, which approval shall not be unreasonably withheld. Any request by the Holders of Registrable Securities for an Underwritten Offering shall, in addition to specifying the number of shares requested to be registered, specify the anticipated per share price range for such offering.

     (d) Priority on Underwritten Offering.  If the Managing Underwriters for an
         ---------------------------------
Underwritten Offering demanded by the Holders pursuant to this Section 2.1 (except as set forth in Section 2.1(j)), notify the Company and such Holders that in their opinion the number of Registrable Securities requested to be included in such offering (together with any other shares of Common Stock which the Company is required to include in such registration) exceeds the number of shares which can be sold in such offering in an orderly manner within a price range acceptable to the Holders of the majority of the Registrable Securities requested to be included in such offering, the Company will include in such offering the maximum amount of Registrable Securities requested to be included pursuant to this Agreement, which, in the opinion of the Managing Underwriters, can be sold in such offering in an orderly manner within an acceptable price range, and such amount shall be allocated pro rata among the Holders thereof on the basis of the number of shares of Registrable Securities requested to be included in such registration by each such Holder pursuant to Section 2.1(a) and Section 2.3(a); provided, however, that Motient's right to register its Registrable
        --------  -------
Securities pursuant to this Section 2.1(d) shall be subordinate to the rights of the other Holders hereunder.

     (e) Additional Demand.  In the event that, in connection with any exercise
         -----------------
by any Holder of a Demand Registration other Holders exercise Piggyback Registration rights as provided in Section 2.3, and following such exercise the Managing Underwriters in an Underwritten Offering notify the Company that in their opinion the number of Registrable Securities requested to be included in such offering exceeds the number of shares which can be sold in an orderly manner in such offering within a price range acceptable to the initiating Holder such that the initiating Holder is unable to sell at least 75% of the number of shares originally requested to be registered by it, such initiating Holder shall be entitled to an additional Demand Registration exercisable at such later time as such Holder may elect (an "Additional Demand Registration"). If such Additional Demand Registration is exercised and such initiating Holder is unable to sell in such offering, cumulatively with the number of shares sold in the first offering requested by it, at least 75% of the number of shares originally requested to be registered by it, such initiating Holder shall be entitled to successive Additional Demand Registrations until it has sold in all such Additional Demand Registrations, cumulatively with the first offering requested by it, at least 75% of the amount originally requested to be registered by it.

     (f) Motient Registration Rights.  Motient shall be entitled to exercise two
         ---------------------------
Demand Registrations, subject to the rights of the Company set forth in Section 2.1(b) and subject to the right of each other Holder to exercise Piggyback Registration rights in connection with a demand by Motient; provided that each
                                                            -------- ----
other Holder shall have priority over Motient (i) with respect to registration of its Registrable Securities in such offering and (ii) with respect to registration of Registrable Securities pursuant to Section 2.2(c). In the event that Motient, in a Demand Registration it has initiated, is not able to sell at least 75% of the number of shares originally requested to be registered by it, then Motient shall be entitled to an Additional Demand Registration exercisable at such later time as Motient may elect. If such Additional Demand Registration is exercised and Motient is unable to sell in such offering, cumulatively with the number of shares sold in the first offering requested by it, at least 75% of the number of shares originally requested to be registered by it, Motient shall be entitled to successive Additional Demand Registrations until it has sold in all such Additional Demand Registrations, cumulatively with the first offering requested by it, at least 75% of the amount originally requested to be registered by it.

     (g) Inclusion by the Company of its Common Stock in an Underwritten
         ---------------------------------------------------------------
Offering.  If the Managing Underwriters for an Underwritten Offering notify the
--------
Company that in their opinion the number of Registrable Securities to be included in an Underwritten Offering is less than the number of shares which can be sold in an orderly manner in such offering within a price range acceptable to the Holder initiating such offering, the Company may include in such registration, on its own behalf, up to the greatest number of shares of Common Stock which in the opinion of the Managing Underwriters can be sold (together with the Registrable Securities demanded to be included in such registration) in an orderly manner within the price range acceptable to the Holder initiating such offering.

     (h) Participation in Underwritten Registrations.  Notwithstanding any other
         -------------------------------------------
provision of this Section 2.1 or Section 2.3 to the contrary, no Person may participate in any Underwritten Offering hereunder unless such Person: (i) agrees to sell such Person's securities on the basis provided in the applicable underwriting arrangements, which shall contain customary terms and conditions, and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided, however, that no Holder of
                                         --------  -------
Registrable Securities included in any Underwritten Offering shall be required to make any representations or warranties to the Company or the underwriters other than representations and warranties regarding such Holder and such Holder's intended method of distribution and no Holder shall be required to undertake joint or joint and several obligations with any other Person.

     (i) Expenses of Underwriting Offering.  The Company shall pay any and all
         ---------------------------------
registration expenses incident to the filing of each Registration Statement or otherwise incident to the performance by the Company of, or its compliance with, its obligations under this Section 2.1. Each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities included in the Underwritten Offering and the fees of any counsel retained by such Holder in connection therewith.

     (j) Special Demand Right Following Change of Control.  Within 90 days
         ------------------------------------------------
following a Change of Control as defined in the Certificate of Designation of the Series C Convertible Preferred Stock (a "Change of Control"), the Series C
                                             -----------------
Holders, acting as a class by written consent of the holders of at least twenty percent (20%) of the Series C Convertible Preferred Stock, may notify the Company that they intend to offer to or cause to be offered for public sale all or any portion of the Registrable Securities issued or issuable upon conversion or exchange of the Series C Convertible Preferred Stock held by them (a "Special
                                                                         -------
Demand Registration"), then the Company will use its best efforts to cause such
-------------------
Registrable Securities as may be requested by the Series C Holders to be registered under the Securities Act, pursuant to a Registration Statement on such form as may then be available to the Company for sale in an underwritten offering or a non-underwritten offering, as elected by the Series C Holders, and to keep such Registration Statement effective until the earlier of: (x) the date six months from the date of effectiveness thereof, or (y) the date on which all of such Series C Holders' Registrable Securities registered thereunder are sold; provided, however, that the Series C Holders must request registration of such
--------  -------
Registrable Securities with a Fair Market Value, on the date of such request, of at least $10 million (unless the Fair Market Value of all of such Registrable Securities held by or issuable to the Series C Holders is less than $10 million, in which event all of such Registrable Securities held by or issuable to the Series C Holders must be included in such registration in order to effect such registration). A Special Demand Registration shall be treated like a Demand Registration for purposes of this agreement, except that the rights of the Company set forth in Section 2.1(b), the registration rights of other Holders set forth in Section 2.3, the Company's rights to postpone the filing of any Registration Statement if a Suspension Event has occurred, and the various priority provisions and Managing Underwriter cut-backs shall not apply to a Special Demand Registration. The Series C Holders shall be entitled to one Special Demand Registration with respect to each Change of Control. If the Special Demand Registration is requested by the holders of less than 100% of the Series C Convertible Preferred Stock, the Company shall send prompt written notice to the other holders of the Series C

Convertible Preferred Stock, and if such other holders also notify the Company that they intend to offer to or cause to be offered for public sale all or any portion of such Registrable Securities held by or issuable to them, such other holders shall have an equal right to the original requesting holders to have such Registrable Securities registered under the Securities Act.

     Section 2.2    Shelf Registration.
                    ------------------


     (a) Shelf Registration.  Following the Commencement of Commercial
         ------------------
Operations and at the request of the Holders (for purposes of this Section 2.2, Sony shall be considered a "Holder") holding Registrable Securities having a Fair Market Value of not less than $25 million (collectively, the "Requesting Holders"), the Company shall notify (such notice a "Shelf Notification") each Holder not a Requesting Holder of the Company's intention to prepare and file with the Commission a Registration Statement for an offering to be made on a delayed or a continuous basis pursuant to Rule 415 (or any appropriate similar rule that may be adopted by the Commission) under the Securities Act covering all or a portion of the Registrable Securities, and shall thereafter prepare and file such Registration Statement (the "Shelf Registration"). Each Holder not a Requesting Holder shall notify the Company within thirty (30) days of receipt of a Shelf Notification if it intends to include Registrable Securities held by it in such Shelf Registration; otherwise, such Holder shall have no right to include its Registrable Securities in such Shelf Registration or in any subsequent Shelf Registration; provided that a Holder not a Requesting Holder
                               -------- ----
may subsequently request a Shelf Registration pursuant to this Section 2.2(a) if such Holder (i) notifies the Company within thirty (30) days of a Shelf Notification that (a) upon request of the Company, it has agreed not to include its Registrable Securities in such Shelf Registration, or (b) by reason of contractual obligation or law, it cannot at the time of the Shelf Notification include its Registrable Securities in a Shelf Registration and (ii) in each subsequent request for a Shelf Registration, such Holder (collectively with other Holders not Requesting Holders making such request) must request registration of Registrable Securities with an aggregate Fair Market Value on the date of such request of not less than $25 million in Registrable Securities held by or issuable to such Holder(s). Each Shelf Registration shall be on a Form S-3 or another appropriate form (unless the Holders of the Registrable Securities offered thereby reasonably request a specific form) permitting registration of such Registrable Securities for resale by the Holders in the manner or manners reasonably designated by them (including, without limitation, one or more underwritten offerings). For purposes of this Section 2.2, the term "Registrable Securities" shall include the shares of Class A Common Stock issued upon exercise of the Sony Warrant.

     (b) Effectiveness.  The Company shall use reasonable efforts to cause the
         -------------
Shelf Registration to become effective under the Securities Act as soon as practicable following the date of filing. Subject to the requirements of the Securities Act including, without limitation, requirements relating to updating prospectuses through post-effective amendments or otherwise, the Company shall use reasonable efforts to keep the Shelf Registration continuously effective until the date on which all of the Registrable Securities registered thereunder from time to time are sold.

     (c) Priority in Underwritten Offering from Shelf Registration.  If any of
         ---------------------------------------------------------
the Registrable Securities to be registered pursuant to Shelf Registration are to be sold in an Underwritten Offering, and if the Managing Underwriters notify the Company and the Holders of such

Registrable Securities that in their opinion, the number of Registrable Securities requested to be included in such offering exceeds the number of shares which can be sold in such offering in an orderly manner within an acceptable price range, there shall be included in such Underwritten Offering the maximum amount of Registrable Securities requested to be included, pursuant to this Agreement, which in the opinion of the Managing Underwriters can be sold in an orderly manner within an acceptable price range, and such amount shall be allocated pro rata among the Holders of such Registrable Securities requested to be included in such Underwritten Offering on the basis of the number of shares of Registrable Securities requested to be included in such registration by each such Holder. Motient's right to register its Registrable Securities pursuant to this Section 2.2(c) shall be subordinate to the rights of the other Holders hereunder.

     Section 2.3    Piggyback Registration Rights.
                    -----------------------------


     (a) Requests for Piggyback Registration.  If, at any time, the Company
         -----------------------------------
proposes to effect a registered offering of its Common Stock (including pursuant to Section 2.1 and Section 2.2, but excluding a Special Demand Registration), the Company will give prompt written notice to all Holders (for purposes of this
Section 2.3, Sony shall be considered a "Holder") of its intention to effect such a registration and, subject to Section 2.3(b) and Section 2.3(c), will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within fifteen
(15) days after the date the Company's notice is given (a "Piggyback
                                                           ---------
Registration"); provided, however, that the Holders shall not have any right to
------------    --------  -------
cause a Piggyback Registration in connection with any offering by the Company of High Yield Debt or a Special Demand Registration. For purposes of this Section 2.3, the term "Registrable Securities" shall include the shares of Class A Common Stock issued upon exercise of the Sony Warrant.

     (b) Priority on Primary Registrations. If, in connection with any proposed
         ---------------------------------
Piggyback Registration in connection with an Underwritten Offering initiated by the Company, the Managing Underwriters notify the Company that in their opinion the number of shares of securities requested to be included in such offering exceeds the number which can be sold in such offering in an orderly manner within a price range acceptable to the Company, the Company will include in such offering (i) first, the securities the Company proposes to sell and (ii) second, the number of the Registrable Securities requested to be included pursuant to this Agreement, pro rata among the Holders thereof on the basis of the number of shares requested to be included in such registration by each such Holder, in each case up to the greatest number of shares of Common Stock which, in the opinion of the Managing Underwriters, can be sold in an orderly manner in the price range of such offering; provided, however, that Motient shall not be
                              --------  -------
entitled to participate in any such Piggyback Registration until all shares of Registrable Securities held by other Holders which have been requested to be included in such Piggyback Registration have been so included.

     (c) Priority on Secondary Registrations.  If a Piggyback Registration is an
         -----------------------------------
underwritten secondary registration on behalf of holders of the Company's securities (other than the Registrable Securities), and the Managing Underwriters notify the Company that in their opinion the number of shares of securities requested to be included in such offering exceeds the number which can be sold in an orderly manner within an acceptable price range, except as set forth in Section 2.1(j), the Company will include in such offering the maximum amount of Registrable

Securities requested to be included pursuant to this Agreement, which, in the opinion of the Managing Underwriters, can be sold in such offering in an orderly manner within an acceptable price range, and such amount shall be allocated pro rata among the Holders thereof on the basis of the number of shares of Registrable Securities requested to be included in such registration by each such Holder pursuant to Section 2.1(a) and Section 2.3(a); provided, however,
                                                           --------  -------
that the initiating Holder shall retain its rights under Section 2.1(e) and that Motient's right to register its Registrable Securities pursuant to this Section 2.3(c) shall be subordinate to the rights of the other Holders hereunder.

     (d) Participation in Piggyback Registrations.  Notwithstanding any other
         ----------------------------------------
provision of this Section 2.3 to the contrary, no Person may participate in any Piggyback Registration hereunder unless such Person: (i) agrees to sell such Person's securities on the basis provided in the applicable underwriting arrangements, which shall contain customary terms and conditions, and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided, however, that no Holder of Registrable
                           --------  -------
Securities included in any Piggyback Registration shall be required to make any representations or warranties, jointly or severally, to the Company or the underwriters other than representations and warranties regarding such Holder and such Holder's intended method of distribution, and no Holder shall be required to undertake joint or joint and several obligations with any other Person.

     (e) Expenses of Piggyback Registration.  The Company or Persons other than
         ----------------------------------
the Holders shall pay any and all registration expenses incident to the filing of each Registration Statement or otherwise incident to the performance by the Company of or its compliance with, its obligations under this Section 2.3. Each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities included in the Piggyback Registration and the fees of any counsel retained by such Holder in connection therewith.

     Section 2.4    Registration Procedures.  The Company hereby covenants and
                    -----------------------
agrees that it shall:

     (a) perform its obligations with respect to a Registration Statement pursuant to Section 2.1, Section 2.2 or Section 2.3 hereof and effect or cause to be effected the registration of the Registrable Securities under the Securities Act to permit the sale of such Registrable Securities by the Holders in accordance with their intended method or methods of distribution, and that it shall prepare and file with the Commission a Registration Statement with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become effective (provided that, before filing a Registration Statement or prospectus or any amendments or supplements thereto, it will furnish to one counsel selected by each Holder participating in such registration (each of Baron Asset, Clear Channel, DIRECTV, GM and the TCM Group shall, for such purposes, be considered a single "Holder" and the Series C Investors shall, for such purposes, be considered a single "Holder" and, in the case of TCM Group and the Series C Investors shall act at the direction of holders of a majority in interest of the Registrable Securities of such group) copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel, and it will incorporate in such Registration

Statement the reasonable comments of such counsel not inconsistent with the Company's disclosure obligations under applicable securities laws;

     (b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the period required hereunder (or if no period is so required, a period of not less than one hundred eighty (180) days or such shorter period which is sufficient to complete the distribution of the securities registered under the Registration Statement) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement;

     (c) furnish to each seller of Registrable Securities, the Managing Underwriters, if any, and their respective counsel, prior to the filing thereof with the Commission, such number of copies of such Registration Statement, each amendment and supplement thereto, the prospectus included in such Registration Statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller and to use its best efforts to reflect in each such document, when so filed with the Commission, such comments as the sellers of Registrable Securities or their counsel shall reasonably propose;

     (d) use its best efforts to comply with the requirements of any applicable blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided, however, that the Company
                                             --------  -------
will not be required to: (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdictions, or
(iii) consent to general service of process in any such jurisdiction);

     (e) notify each seller of such Registrable Securities as promptly as practicable in any of the following circumstances: (i) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading; (ii) when a Registration Statement and any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective; (iii) of any request by the Commission for amendment or supplements to the Registration Statement or the prospectus included therein or for additional information; (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; and (v) the receipt by the Company of any notification with respect to the suspension of the qualification of the securities included therein for sale in any jurisdiction or the initiation of any proceeding for such purpose;

     (f) cause all such Registrable Securities to be listed on each securities exchange or quoted in each quotation system on which similar securities issued by the Company are then listed or quoted;

     (g) enter into such agreements on terms reasonably acceptable to the Company (including underwriting agreements) in form, scope and substance as are customary in underwritten offerings, and take all other reasonable actions necessary to facilitate the registration or the disposition of the Registrable Securities included in any Registration Statement including, without limitation, the participation of senior management in "road shows" and similar activities, provided that such activities do not interfere with the duties of senior management in a manner that would likely be detrimental to the best interests of the Company;

     (h) take such action as may be necessary so that: (i) any Registration Statement and any amendment thereto and any prospectus forming part thereof and any amendment or supplement thereto (and each report or other document incorporated therein by reference in each case) complies in all material respects with the Securities Act and the Exchange Act and the respective rules and regulations thereunder; (ii) any Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) any prospectus forming part of any Registration Statement, and any amendment or supplement to such prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (i) use its best efforts to prevent the issuance, and if issued to obtain the withdrawal, of any order suspending the effectiveness of any Registration Statement at the earliest possible time;

     (j) cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to any Registration Statement free of any restrictive legend and registered in such names as the Holders may request in connection with the sale of Registrable Securities pursuant to such Registration Statement; and

     (k) obtain and furnish to each selling Holder, immediately prior to the effectiveness of the Registration Statement (and, in the case of an Underwritten Offering, at the time of delivery of any Registrable Securities sold pursuant thereto) a cold comfort letter from the Company's independent public accountants in the same form and covering the same matters as is typically delivered to underwriters and, in the event that an underwriter or underwriters have been retained in connection with such registration, such cold comfort letter to be provided to the selling Holders shall be the same cold comfort letter delivered to such underwriter or underwriters.

          Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.4(e) hereof, such Holder will immediately discontinue disposition of Registrable Securities pursuant to a Registration Statement until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.4(e) hereof, and, if so directed by the Company, such Holder will deliver to the Company (at the expense of the Company) all copies in its possession, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. If the Company shall give any such notice to suspend the disposition of Registrable Securities pursuant to a Registration Statement, the Company shall extend the period during which the Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holders shall have received copies of the supplemented or amended prospectus necessary to resume such dispositions.

     Section 2.5    Hold-Back Agreements.
                    --------------------


     (a) Restrictions on Public Sale by the Holders.  Each Holder of Registrable
         ------------------------------------------
Securities shall be deemed to have agreed not to effect any public sale or public distribution of securities of the Company of the same or similar class or classes of the securities included in a Registration Statement or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 or Rule 144A under the Securities Act, during the 15-day period prior to, and during such period of time as may be required by the Managing Underwriter, but not to exceed a 90-day period beginning on, the effective date of the Registration Statement (except pursuant to an Underwritten Offering being conducted by the Managing Underwriters), except to the extent otherwise agreed in writing by the Managing Underwriter. The foregoing restriction shall apply to all Holders automatically for the period of three (3) years from October 8, 1999, and thereafter shall apply to those Holders electing to include Registrable Securities in a Registration Statement for an Underwritten Offering filed pursuant to Section 2.1, Section 2.2 or Section 2.3. The restrictions set forth in this Section 2.5(a) shall not apply to any private sales of Registrable Securities that are exempt from registration under section 4(2) of the Securities Act.

     (b) Restrictions on Public Sale by the Company.  The Company shall not
         ------------------------------------------
effect any public sale or public distribution of any securities which are the same as or substantially similar to the Registrable Securities being registered pursuant to a Registration Statement for an Underwritten Offering filed pursuant to Section 2.1, Section 2.2 or Section 2.3 hereof, or any securities convertible into or exchangeable or exercisable for such securities during the 15-day period prior to, and during the 30-day period beginning on, the effective date of a Registration Statement (except pursuant to the Registration Statement), provided, however, that the foregoing restrictions shall not apply in the case of any registration for public sale or public distribution of any securities for High Yield Debt (regardless of whether or not coupled with warrants, options, or other equity equivalents) by the Company.

     Section 2.6    Black-Out Periods for Registration Statements.
                    ---------------------------------------------

     (a) Notwithstanding anything to the contrary in this Agreement, except as set forth in Section 2.1(j), commencing ninety (90) days after the effectiveness of a Registration Statement, the Company may, not more than once in any 12-month period, and one additional time during the term of this Agreement (but not during any other Suspension Event or within ninety (90) days after termination of any other Suspension Event), direct the Holders to suspend sales of Registrable Securities registered thereunder, as provided herein, if one or more of the following events (a "Suspension Event") occurs pending negotiations
                            ----------------
relating to, or consummation of, a material corporate transaction (i) that would require additional disclosure of material information by the Company in the Registration Statement (or such filings), (ii) as to which the Company has a bona fide business purpose for preserving confidentiality and
(iii) which renders the Company unable to comply with Commission requirements, in each case under circumstances that would make it impractical or inadvisable to cause the Registration Statement (or such filings) to become effective or to promptly amend or supplement the Registration Statement on a post-effective basis, as applicable.

     (b) In the case of a Suspension Event, the Company may give notice (a "Suspension Notice") to the Holders to suspend sales of the Registrable
------------------
Securities so that the Company may correct or update the Registration Statement (or such filings). Each such suspension shall continue only for so long as the Suspension Event or its effect is continuing, and in no event will any such suspension exceed ninety (90) days. The Holders agree that they will not effect any sales of the Registrable Securities pursuant to such Registration Statement (or such filings) at any time after they have received a Suspension Notice from the Company and prior to the termination of such Suspension Event. If so directed by the Company, the Holders will deliver to the Company all copies of the prospectus covering the Registrable Securities held by them at the time of receipt of the Suspension Notice. The Holders may recommence effecting sales of the Registrable Securities pursuant to the Registration Statement (or such filings) following further notice to such effect (an "End of Suspension Notice") from the Company, which End of Suspension Notice shall, in the case of a Suspension Event, be given by the Company not later than five (5) days after the conclusion of any Suspension Event and shall be accompanied by copies of the supplemented or amended prospectus necessary to resume such sales.

     (c) If the Company shall give a Suspension Notice pursuant to this Section 2.6, the Company shall extend the period during which the Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from the date of the giving of the Suspension Notice to and including the date when the Holders shall have received the End of Suspension Notice and copies of the supplemented or amended prospectus necessary to resume sales.

     Section 2.7    Motient Rights.  Except as otherwise expressly provided
                    --------------
herein, all references to "Holders" herein includes Motient. Notwithstanding anything to the contrary herein, the rights of Motient under Sections 2.1, 2.2 and 2.3 shall be subordinate to the corresponding rights of the other Holders; provided, however, that the Company shall in no event hereafter provide any
--------  -------
Person with any rights to request the Company to register any Capital Stock of the Company, with priority equal to or superior to that of Motient hereunder, except in connection with any offering of High Yield Debt.

     Section 2.8  Series C Investors Rights.  The Company shall in no event
                  -------------------------
hereafter provide any Person with any rights to request the Company to register any Capital Stock of the Company, the terms of which are as or more favorable than the rights of the Series C Investors hereunder without the approval of holders of at least 60% of the issued and outstanding Series C Convertible Preferred Stock, except in connection with any offering of High Yield Debt.

                                 ARTICLE III.


                       INDEMNIFICATION AND CONTRIBUTION

     Section 3.1    Indemnification by the Company. The Company shall indemnify,
                    ------------------------------
to the extent permitted by law, each Holder of Registrable Securities, each Person who controls such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and its respective officers, directors, partners, members, employees, agents and representatives, against all actions, suits, claims, damages, losses, costs, expenses or proceedings (collectively, "Losses") caused by, arising out of or based upon any untrue or
                ------
alleged untrue statement of material fact contained in any Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which made, not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Holder expressly for use therein or by such Holder's failure to deliver a copy of the Registration Statement or prospectus or any amendments or supplements thereto after the Company has furnished such Holder with a sufficient number of copies of the same and except insofar as the same are caused by or contained in any prospectus if such Holder failed to send or deliver a copy of any subsequent prospectus or prospectus supplement which would have corrected such untrue or alleged untrue statement of material fact or such omission or alleged omission of a material fact with or prior to the delivery of written confirmation of the sale by such Holder after the Company has furnished such Holder with a sufficient number of copies of the same. In connection with an Underwritten Offering, the Company will indemnify such Underwriters, each Person who controls such Underwriters (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and their respective officers, directors, partners, employees, agents and representatives to the same extent as provided above with respect to the indemnification of the Holders of Registrable Securities.

     Section 3.2    Indemnification by Holders. In connection with any
                    --------------------------
Registration Statement in which Holders of Registrable Securities are participating, each such Holder will furnish to the Company in writing such information as the Company reasonably requests for use in connection with any such Registration Statement or prospectus and, to the extent permitted by law, will indemnify the Company, each Person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and their respective officers, directors, partners, employees, agents and representatives against any Losses caused by, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, prospectus, or form of prospectus, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which made, not misleading, to the extent, but only to the extent, that such untrue or alleged untrue statement is contained in, or such omission or alleged omission is required to be contained in, any information so furnished in writing by such Holder to the Company expressly for use in such Registration Statement or prospectus and that such statement or omission was relied upon by the Company in preparation of such Registration Statement, prospectus or form of prospectus; provided, however, that such Holder of Registrable Securities shall not be liable in any such case to the extent that the Holder has furnished in writing to the Company prior to the filing of any such Registration Statement or prospectus or amendment or supplement thereto information expressly for use in such Registration Statement or prospectus or any amendment or supplement thereto which corrected or made not misleading, information previously furnished to the Company, and the Company failed to include such information therein. In no event shall the liability of any selling Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds (net of payment of all expenses) received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party.

     Section 3.3    Conduct of Indemnification Proceedings. If any Person shall
                    --------------------------------------
be entitled to indemnity hereunder such indemnified party shall give prompt written notice to the party or parties from which such indemnity is sought of the commencement of any proceeding with respect to which such indemnified party seeks indemnification or contribution pursuant hereto; provided, however, that the failure to so notify the indemnifying parties shall not relieve the indemnifying parties from any obligation or liability except to the extent that the indemnifying parties have been prejudiced by such failure. The indemnifying parties shall have the right, exercisable by giving written notice to an indemnified party promptly after the receipt of written notice from such indemnified party of such proceeding, to assume, at the indemnifying parties' expense, the defense of any such proceeding, with counsel reasonably satisfactory to such indemnified party; provided, however, that an indemnified party or parties (if more than one such indemnified party is named in any proceeding) shall have the right to employ separate counsel in any such proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the parties to such proceeding include both the indemnified party or parties and the indemnifying party or parties, and there exists, in the opinion of the indemnified party(ies)' counsel, a conflict between one or more indemnifying parties and one or more indemnified parties, in which case the indemnifying parties shall, in connection with any one such proceeding or separate but substantially similar or related proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of not more than one separate firm of attorneys (together with appropriate local counsel) at any time for such indemnified party or parties. If an indemnifying party assumes the defense of such proceeding, the indemnifying parties will not be subject to any liability for any settlement made by the indemnified party without its or their consent (such consent not to be unreasonably withheld).

     Section 3.4    Contribution. If the indemnification provided for in this
                    ------------
Article III is unavailable to an indemnified party or is insufficient to hold such indemnified party harmless for any Losses in respect of which this Article III would otherwise apply by its terms, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall have an obligation to contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party, on the one hand, and indemnified party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include any legal or other fees or expenses incurred by such party in connection with any proceeding, to the extent such party would have been indemnified for such expenses under Section 3.3, if the indemnification provided for in Section 3.1 or Section 3.2 was available to such party. The Parties agree that it would not be just and equitable if contribution pursuant to this Section 3.4 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the second sentence of this paragraph. Notwithstanding the provisions of this Section 3.4, an indemnifying party that is a selling Holder of Registrable Securities shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such indemnifying party exceeds the amount of any damages that such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person adjudged guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                                  ARTICLE IV.

                                 MISCELLANEOUS

     Section 4.1    Rule 144.  The Company covenants that it will file any
                    --------
reports required to be filed by it under the Securities Act and the Exchange Act and that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable Holders to sell Registrable Securities without registration under the Securities Act within the limitations of the exemptions provided by (a) Rule 144 or 145 under the Securities Act, as such rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

     Section 4.2    Specific Performance.  Each Holder, in addition to being
                    --------------------
entitled to exercise all rights provided herein or granted by law, including recovery of liquidated or other damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

     Section 4.3    Amendments and Waivers.  Any term of this Agreement may be
                    ----------------------
amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) with respect to any proposed Piggyback Registration in connection with an Underwritten Offering initiated by the Company, only with the written consent of
(a) the Company, (b) Motient and (c) Investors holding, (i) in the case of amendments to or waivers of provisions of this Agreement generally, 75% of the Registrable Securities held by or issuable to Investors, and (ii) in the case of any other non-material change or technical correction of this Agreement, a majority of the Registrable Securities held by or issuable to Investors; provided, however, that in the event the rights, preferences or obligations hereunder of one or more Investors are being amended or waived in a manner that is materially adverse to such Investors and in a manner that is different from those of other Investors, such rights, preferences or obligations may be so amended or waived only with the consent of the Investors holding in the aggregate 75% of the Registrable Securities held by Investors whose rights, preferences or obligations are being materially adversely amended or waived in such different manner. Any amendment or waiver effected in accordance with this
Section 4.3 shall be binding upon each future Holder and the Company.

     Section 4.4    Notices.  Except as otherwise provided in this Agreement,
                    -------
notices and other communications under this Agreement shall be in writing and shall be deemed properly served if: (i) mailed by registered or certified mail, return receipt requested, (ii) delivered by a recognized overnight courier service, (iii) delivered personally, or (iv) sent by facsimile transmission addressed to each Party at its address for notices specified on Schedule 4.4 attached hereto, or at such other address, or to the attention of such officer, as any Party shall have furnished to each other Party in writing pursuant to this Section 4.4. Such notice shall be deemed to have been received: (i) three
(3) Business Days after the date of mailing if sent by certified or registered mail, (ii) one (1) Business Day after the date of delivery if sent by overnight courier, (iii) the date of delivery if personally delivered, or (iv) the next succeeding Business Day after transmission by facsimile.

     Section 4.5    Transfers.
                    ---------

     (a) Subject to the transfer restrictions set forth in the Shareholders Agreement, any Holder transferring any portion of its Registrable Securities may transfer to its transferee any rights granted herein and then held by such Holder, provided that no Series A Holder may transfer to more than one
        -------- ----
transferee its rights to initiate any Demand Registration pursuant to Section 2.1, (provided that such transferees shall be able to participate in such Demand Registration and all other registration rights held by such Holder, subject to the terms and conditions set forth in this Agreement), nor shall any such transfer be deemed to create any right to initiate additional demand registrations or obligate the Company to issue notices hereunder to additional Person(s), except to the extent the Company shall have received actual notice of such transfer to such Person(s). A Series C Holder may transfer any registration rights granted herein and then held by such Series C Holder only to a transferee that following the transfer holds Series C Convertible Preferred Stock or Common Stock equal to one percent (1%) or more of the outstanding Common Stock on a fully diluted basis.

     (b) Any assignment or transfer of any registration rights set forth herein shall be subject to the assumption by the transferee of the terms and conditions set forth in this Agreement applicable to the transferor, and any proposed transferee shall execute such documents and instruments that the Company may reasonably require to evidence that such transferee is bound by the terms and conditions of this Agreement.

     Section 4.6    Execution in Counterparts.  This Agreement may be executed
                    -------------------------
in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     Section 4.7    GOVERNING LAW; CHOICE OF FORUM; JURY TRIAL WAIVER.
                    -------------------------------------------------

          THIS AGREEMENT AND THE NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PROVISIONS THEREOF OTHER THAN NEW YORK GENERAL OBLIGATIONS LAW SECTIONS 5-1401 AND 5-1402.

          IN THE EVENT THAT A JUDICIAL PROCEEDING IS NECESSARY, THE SOLE FORUM FOR RESOLVING DISPUTES ARISING OUT OF OR RELATING TO THIS AGREEMENT IS THE SUPREME COURT OF THE STATE OF NEW YORK IN AND FOR THE COUNTY OF NEW YORK OR THE FEDERAL COURTS LOCATED IN SUCH STATE AND COUNTY, AND RELATED APPELLATE COURTS. THE PARTIES HEREBY IRREVOCABLY CONSENT TO THE JURISDICTION OF SUCH COURTS AND AGREE TO SAID VENUE.

          THE PARTIES HEREBY IRREVOCABLY WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

     Section 4.8    Severability.  The holding of any provision of this
                    ------------
Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect. If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

     Section 4.9    Headings.  The headings in this Agreement are for
                    --------
convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     Section 4.10   No Inconsistent Agreement.
                    -------------------------

     (a) The Company will not after the date of this Agreement enter into any agreement with respect to its securities or any amendment to such an agreement that is inconsistent with the rights granted to the Holders in this Agreement, or otherwise conflicts with the provisions hereof.

     (b) The Company shall not grant to any person the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable or exercisable for such securities, or grant any rights for additional demand registrations of the Company's securities other than as provided in this Agreement, without the prior written consent of the Holders of the Registrable Securities if such right is inconsistent with the terms of this Agreement (including without limitation the priorities for registration set forth herein); provided, however, that the foregoing restrictions shall not apply in the case of any registration for public sale or public distribution of any securities for High Yield Debt (regardless of whether or not coupled with warrants, options, or other equity equivalents) by the Company.

     Section 4.11   Further Assurances.  The Parties agree to execute and
                    ------------------
deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement, including making any necessary or required filings, and obtaining any necessary or required approvals from the Federal Communications Commission.

     Section 4.12   Entire Agreement.  This Agreement supersedes all other
                    ----------------
agreements, written or oral, concerning the subject matter herein, including the January 15 Letter Agreements and the 1999 Agreement, which are hereby terminated.

                        [Signatures begin on next page]

     IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly signed as of the date first above written.

XM SATELLITE RADIO HOLDINGS INC.                      MOTIENT CORPORATION

By: ___________________________________               By: ___________________________________
Name:                                                 Name:
Title:                                                Title:

BARON ASSET FUND                                      CLEAR CHANNEL INVESTMENTS, INC.
on behalf of THE BARON ASSET FUND SERIES

By: ___________________________________               By: ___________________________________
Name:                                                 Name:
Title:                                                Title:

COLUMBIA XM RADIO PARTNERS, LLC                       DIRECTV ENTERPRISES, INC.
By Columbia Capital LLC, its Managing Member

By: ___________________________________               By: ___________________________________
Name:                                                 Name:
Title:                                                Title:

GENERAL MOTORS CORPORATION                            MADISON DEARBORN CAPITAL PARTNERS III, L.P.
                                                      By Madison Dearborn Partners III, L.P., its
                                                      general partner
By: ___________________________________               By Madison Dearborn Partners LLC, its general
Name:                                                 partner
Title:
                                                      By: ___________________________________
                                                      Name:
                                                      Title:

MADISON DEARBORN SPECIAL EQUITY III, L.P.             SPECIAL ADVISORS FUND I, LLC
By Madison Dearborn Partners III, L.P., its general   By Madison Dearborn Partners III, L.P., its
partner                                               manager
By Madison Dearborn Partners LLC, its general         By Madison Dearborn Partners LLC, its general
partner                                               partner

By: ___________________________________               By: ___________________________________
Name:                                                 Name:
Title:                                                Title:


TELCOM--XM INVESTORS, L.L.C.                          AEA XM INVESTORS I LLC

By: ___________________________________               By: ________________________________
Name:                                                 Name:
Title:                                                Title:

COLUMBIA XM SATELLITE PARTNERS III, LLC               AEA XM INVESTORS II LLC
By:

By: ___________________________________               By: ________________________________
Name:                                                 Name:
Title:                                                Title:

COLUMBIA CAPITAL EQUITY PARTNERS III                  AMERICAN HONDA MOTOR CO., INC.
(QP), L.P.,
By: Columbia Capital Equity Partners III,
L.P., its General Partner

By: ___________________________________               By: ___________________________________
Name:                                                 Name:
Title:                                                Title:

BARON ASSET FUND                                      BARON CAPITAL FUNDS TRUST
on behalf of THE BARON iOPPORTUNITY FUND SERIES       on behalf of THE BARON CAPITAL ASSET FUND SERIES

By: ___________________________________               By: ___________________________________
Name:                                                 Name:
Title:                                                Title:

                                 SCHEDULE 4.4
                              Schedule of Holders



                     Name                                          Address                            Facsimile
                     ----                                          -------                            ---------
Motient Corporation                             10802 Parkridge Blvd.                           703-758-6134
                                                Reston, VA 20191-5416
                                                Attn: Randy S. Segal, Esq.

Baron Asset Fund                                767 Fifth Avenue                                212-583-2014
                                                49/th/ Floor
                                                New York, NY 10153
                                                Attn:  Linda Martinson, Esq.

Clear Channel Investments, Inc.                 200 Concord Plaza                               210-822-2299
                                                Suite 600
                                                San Antonio, TX  78216-6940
                                                Attn: Ken Wyker, Esq.

Columbia Radio Partners                         201 North Union Street                          703-519-3904
                                                Suite 300
                                                Alexandria, VA  22314
                                                Attn: Mr. James B. Fleming

DIRECTV Enterprises, Inc.                       2230 E. Imperial Hwy.                           310-964-4114
                                                El Segundo, CA  90245
                                                Attn: Mr. Steven J. Cox

General Motors Corporation                      767 Fifth Avenue                                212-418-6258
                                                14/th/ Floor
                                                New York, NY  10153
                                                Attn: Anne Larin, Esq.

Madison Dearborn Capital Partners III, L.P.,    Three First National Plaza                      312-895-1221
Madison Dearborn Special Equity III, L.P.,      Chicago, IL  60602
Special Advisors Fund I, LLC                    Attn: Mr. James N. Perry, Jr.

Telcom-XM Investors LLC                         211 North Union Street                          703-706-3801
                                                Suite 300
                                                Alexandria, VA  22314
                                                Attn: Hal B. Perkins, Esq.

AEA XM                                          AEA Investors, Inc.                             212-888-1459
                                                65 E. 55/th/ Street
                                                New York, New York 10022
                                                Attn: General Counsel

American Honda Motor Co., Inc.                  American Honda Motor Co., Inc.                  310-783-2210
                                                1919 Torrance Boulevard
                                                Torrance, California 90501-2746
                                                Attention: Shinichi Sakamoto
                                                                                                310-781-4970
                                                Honda North America, Inc.
                                                Law Department
                                                700 Van Ness Avenue
                                                Torrance, California 90501
                                                Attn: Seijun Imai